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                                                                    EXHIBIT 10.1

                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference of our reports on the consolidated financial statements of Alcatel, for the year ended December 31, 2002, dated February 4, 2003 (For Notes 1 to 36) and March 20, 2003 (For Notes 37 to 42) and on the combined financial statements of the Optronics division of Alcatel for the year ended December 31, 2002, dated February 4, 2003 (For Notes 1 to 21) and March 20, 2003 (for Notes 22 and 23), appearing in the Annual Report on Form 20-F of Alcatel for the year ended December 31, 2002 into:

(i) The Form S-8 Registration Statement (File no. 333-7830) for Alcatel Alstom Compagnie Generale d'Electricite, S.A. (now Alcatel), filed with the Securities and Exchange Commission (the "SEC") on October 23, 1997;

(ii) The Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File no. 333-59985) for Alcatel Alstom Generale d'Electricite, S.A. (now Alcatel), filed with the SEC on September 8, 1998;

(iii) The Form S-8 Registration Statement (File no. 333-9730) for Alcatel, filed with the SEC on December 11, 1998;

(iv) The Form S-8 Registration Statement (File no. 333-10192) for Alcatel, filed with the SEC on April 1, 1999;

(v) The Form S-8 Registration Statement (File no. 333-10326) for Alcatel, filed with the SEC on May 7, 1999;

(vi) The Form S-8 Registration Statement (File no. 333-10578) for Alcatel, filed with the SEC on July 13, 1999;

(vii) The Form S-8 Registration Statement (File no. 333-11092) for Alcatel, filed with the SEC on November 4, 1999;

(viii) The Form S-8 Registration Statement (File no. 333-11388) for Alcatel, filed with the SEC on January 24, 2000;

(ix) The Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File no. 333-93127) for Alcatel, filed with the SEC on January 24, 2000;

(x) The Form F-3 Registration Statement (File no. 333-11784) for Alcatel, filed with the SEC on April 4, 2000;

(xi) The Form S-8 Registration Statement (File No. 333-11986) for Alcatel, filed with the SEC on May 19, 2000;

(xii) The Form S-8 Registration Statement (File No. 333-11996) for Alcatel, filed with the SEC on May 23, 2000;

(xiii) The Form S-8 Registration Statement (File no. 333-12516) for Alcatel, filed with the SEC on September 12, 2000;

(xiv) The Form S-8 Registration Statement (File no. 333-12864) for Alcatel, filed with the SEC on November 15, 2000;

(xv) The Form S-8 Registration Statement (File no. 333-13410) for Alcatel, filed with the SEC on April 27, 2001;

(xvi) The Form S-8 Registration Statement (File no. 333-13554) for Alcatel, filed with the SEC on May 24, 2001;
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(xvii) The Form F-3 Registration Statement (File no. 333-13966) for Alcatel,
       filed with the SEC on September 28, 2001;

(xviii) The Form F-3 Registration Statement (File no. 333-14004) for Alcatel, filed with the SEC on October 12, 2001;

(xix) The Form S-8 Registration Statement (File no. 333-14016) for Alcatel, filed with the SEC on October 17, 2001;

(xx) The Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File no. 333-82930), as amended, for Alcatel, initially filed with the SEC on February 15, 2002;

(xxi) The Form S-8 Registration Statement (File no. 333-89466) for Alcatel, filed with the SEC on May 31, 2002; and

(xxii) The Form S-8 Registration Statement (File no. 333-98075) for Alcatel, filed with the SEC on August 14, 2002.






/S/ DELOITTE TOUCHE TOHMATSU


Neuilly sur Seine, France
March 31, 2003